EXHIBIT 10.51



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                       NON-DISTURBANCE, SUBORDINATION AND
                              ATTORNMENT AGREEMENT


THIS NON-DISTURBANCE, SUBORDINATION AND ATTORNMENT AGREEMENT (this "Agreement") dated October 22, 1996 is by and among PENNSYLVANIA INDUSTRIAL DEVELOPMENT AUTHORITY ("PIDA"), SLT PROPERTIES, INC., a Delaware corporation ("Owner"), SURGICAL LASER TECHNOLOGIES, INC., a Delaware corporation ("Sublandlord") and SUBURBAN CABLE TV CO. INC., a Pennsylvania corporation ("Subtenant").

BACKGROUND

A. PIDA is the holder of a mortgage ("Mortgage") dated August 16, 1991 and recorded in the public records of Montgomery County, Pennsylvania, granted by the Owner and by Montgomery County Industrial Development Corporation to PIDA, in the original principal amount of $2,000,000, which Mortgage creates a mortgage lien on premises commonly known as 200 Cresson Boulevard, Oaks, Pennsylvania ("Premises").

B. Owner and Sublandlord entered into a Lease Agreement dated August 16, 1991 ("Lease") pursuant to which Owner leased the Premises to Sublandlord.

C. Sublandlord and Subtenant have entered into a Sublease Agreement dated March 21, 1996 ("Sublease"), pursuant to which Sublandlord has agreed to sublease the Premises to Subtenant. The Sublease provides that Subtenant has the right to terminate the Sublease if PIDA does not execute this Agreement.

D. By the execution of this Agreement, the parties wish to provide for the nondisturbance of Subtenant's possession of the Premises and the subordination of the Subtenant's leasehold estate to the lien of the Mortgage.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:

1. Subtenant hereby acknowledges and agrees that its leasehold estate created under the terms of the Sublease and all of its rights thereunder will be subject and subordinate to the rights and lien of PIDA under the terms of the Mortgage and any modifications, replacements, renewals or extensions thereof.

2. So long as Subtenant is not in default in performing its obligations under the terms of the Sublease, PIDA agrees, for itself and its successors and assigns, that it will not disturb or interfere with the enjoyment by Subtenant of Subtenant's leasehold estate in the Premises, including all rights granted by the Sublease. However, in no event shall PIDA, or any subsequent purchaser or grantee; (a) be liable for any act or omission or Owner or Sublandlord; (b) be subject to any offset or deficiency which Subtenant may have against Owner or Sublandlord; or (c) have any obligation with respect to any security deposited under the Sublease unless such security has been delivered to PIDA.

3. If PIDA succeeds to the Owner's interest as landlord, either as a result of mortgage foreclosure proceedings or as a result of any conveyance in lieu of mortgage foreclosure, and Sublandlord ceases to be entitled to possession under the Lease, then Subtenant agrees that it will attorn directly to PIDA (or in the event of a foreclosure or sale of the Premises to any purchaser or grantee) as if PIDA were the landlord named in the Sublease; PIDA, in turn, will accept the Subtenant's attornment and will recognize the leasehold interest of Subtenant under the terms of the Sublease, to the end that Subtenant may continue to

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     peaceably and quietly have, hold and enjoy the Premises, provided that
     Subtenant has then complied and continues to comply with the terms of the Sublease.

4. Subtenant acknowledges that it has notice that the Lease and the Sublease and the rent and all sums due thereunder have been assigned to the PIDA as part of the security for the note secured by the Mortgage. If PIDA notifies Subtenant of a default under the Mortgage or note, and demands that Subtenant pay its rent and all other sums due under the Sublease to PIDA, Subtenant agrees that it will honor such demand and pay its rent and all other sums due under the Sublease, directly to PIDA.

5. Subtenant covenants and acknowledges that except to the extent provided in the Sublease, it has no right or option of any nature whatsoever, whether pursuant to the Sublease or otherwise, to purchase the Premises or any portion thereof, or any interest in the Premises. To the extent that Subtenant has any such right or option, the same is hereby acknowledged to be subject to and subordinate to the Mortgage. PIDA shall have no obligation, nor incur any liability, with respect to any warranties of any nature whatsoever, whether pursuant to the Sublease or otherwise including, without limitation, any warranties respecting use, compliance with zoning, habitability, fitness for purpose or possession.

6. Anything herein or in the Sublease to the contrary notwithstanding, if PIDA shall acquire title to the Premises, PIDA shall have no obligation, nor incur any liability, beyond PIDA's then interest, if any, in the Premises for the payment and discharge of any obligations imposed upon PIDA hereunder or under the Sublease, and PIDA is hereby released or relieved of any other obligations hereunder and under the Sublease. Provided that funds have been paid directly to PIDA in return for PIDA's promise to use such fund for a specific purpose and provided further that PIDA has failed to use funds for such specific purpose, Subtenant agrees that with respect to any money judgment against PIDA, Subtenant will look solely to the estate or interest owned by PIDA in the Premises or any portion thereof, and Subtenant will not collect or attempt to collect any such judgment out of any other assets of PIDA. Subtenant acknowledges that it has not paid any money directly to PIDA as of the date of this Agreement for any purpose other than payment of lease payments as required under the Lease.

7. Subtenant will neither offer nor make prepayment of rent (for a period in excess of one month) nor further change the terms, covenants, conditions and agreements of the Sublease in any manner without the express consent in writing of PIDA, which consent shall not be unreasonably withheld.

8. The foregoing provisions shall be self-operative and effective without the execution of any further instrument of any party hereto. However, Subtenant agrees to execute and deliver to PIDA or to any person to whom Subtenant herein agrees to attorn, such other instruments as either shall reasonably request, in order to effectuate the foregoing provisions.

9. No modification, amendment, waiver or release of any provision of this Agreement shall be valid or binding unless in writing and duly executed by the party against whom the same is sought to be asserted.

10. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Provided, however, that in the event of the assignment or transfer of the interest of the lender, all obligations and liabilities of PIDA under this Agreement shall terminate and all such obligations and liabilities shall be the responsibility of the party to whom PIDA's interest is assigned or transferred; and provided further that the interest of Subtenant under this Agreement may not be assigned or transferred without the written consent of PIDA.

11. This Agreement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania.

12. This Agreement may be executed in multiple counterparts, all of which, taken together, shall constitute an original.


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IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

PENNSYLVANIA INDUSTRIAL DEVELOPMENT
AUTHORITY




By:   /s/ Marguerite Harris, Administrator
      -----------------------------------

ATTEST OR WITNESS:    /s/ Evelyn Shepley, Assistant Secretary
                      ---------------------------------------

SLT PROPERTIES, INC.

By:   /s/ Michael R. Stewart, V.P.
      ----------------------------

ATTEST OR WITNESS:    /s/ Davis Woodward, Secretary
                      -----------------------------

SURGICAL LASER TECHNOLOGIES, INC.

By:   /s/ Michael R. Stewart, V.P.
      ----------------------------

ATTEST OR WITNESS:    /s/ Davis Woodward, Secretary
                      -----------------------------

SUBURBAN CABLE TV CO.  INC.

By:   /s/ Robert Lawrence, Executive V.P.
      ----------------------------

ATTEST OR WITNESS:   /s/ Henry F. Brooks, V.P.
                     ------------------------------




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